                                                                    EXHIBIT 99.5

          Assignment and Assumption Agreement for Novaeon Transaction

          This Assignment and Assumption Agreement for Novaeon Transaction (together with all the exhibits hereto, the "Agreement") is made between Ward North America Holding, Inc., a California corporation ("Ward"), and Anchor Pacific Underwriters, Inc., a Delaware corporation ("Anchor"), effective as of January 12, 2001 ("Effective Date").

                                   RECITALS

     WHEREAS, Anchor has entered into that certain asset purchase agreement to acquire the business assets of Novaeon, Inc., a Delaware corporation, dated effective as of December 28, 2000 and the ancillary documents thereto (attached as Exhibit A);
   ---------

     WHEREAS, Anchor has borrowed $2,000,000 from Legion Insurance Company ("Legion") pursuant to a Note (the "Note") dated January 12, 2001 and under certain circumstances Legion has the right to cause Ward to purchase the Note from Legion, which circumstances include the event that Anchor fails to complete an offering of its common stock resulting in $3,000,000 of gross proceeds by June 30, 2001 (the "Financing");

     WHEREAS, Anchor has agreed to contribute the business assets of Novaeon, Inc. to capitalize a wholly owned subsidiary of Anchor known as Spectrum Managed Care of California, Inc., a Delaware corporation ("Spectrum"); and

     WHEREAS, in the event Legion causes Ward to purchase the Note, then Anchor shall assign its interest in Spectrum to Ward, in exchange for Ward canceling the Note and assuming Anchor's liability under the promissory note owed by Anchor to Novaeon, Inc.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   AGREEMENT

                                   ARTICLE I

                           ASSIGNMENT AND ASSUMPTION

     1.1 If Anchor fails to complete the Financing by June 30, 2001, and Legion causes Ward to purchase the Note, then Ward shall have thirty (30) days to give Anchor written notice that Ward has elected to acquire Spectrum in exchange for cancellation of the Note. Within ten (10) days of receipt of such written notice Anchor shall assign all the capital stock of Spectrum to Ward.

     1.2 Upon the transfer of the Spectrum capital stock to Ward, Ward shall cancel the Note and shall assume all obligations of Anchor under the note of Anchor payable to Novaeon, Inc.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.1  Corporate Power.  Each party hereby represents and warrants that such
          ---------------
party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

     2.2  Due Authorization.  Each party hereby represents and warrants that
          -----------------
such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

     2.3  Binding Obligation.  Each party hereby represents and warrants that
          ------------------
this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     2.4  Compliance with Laws.   Each party represents and warrants that each
          --------------------
party's performance under this Agreement shall comply with all applicable laws, rules and regulations.

     2.5  Limitation of Liability. NEITHER PARTY SHALL BE ENTITLED TO RECOVER
          -----------------------
FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER.

                                  ARTICLE III

                              DISPUTE RESOLUTION

     3.1  Arbitration.  The parties recognize that disputes as to certain
          -----------
matters may from time to time arise which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the parties agree to follow the procedures set forth below if and when such a dispute arises between the parties.

     If any dispute arises between the parties relating to the interpretation, breach or performance of this Agreement or the grounds for the termination thereof, and the parties cannot resolve the dispute within thirty (30) days of a written request by either party to the other party, the parties agree to hold a meeting, attended by the Chief Executive Officer or President of each party, or their executive level designees, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within sixty (60) days after such written request, the parties have not succeeded in negotiating a resolution of the dispute, such dispute shall be submitted to final and binding arbitration under the then current commercial rules and regulations of the American Arbitration Association ("AAA") relating to voluntary arbitration. The arbitration proceedings shall be held in San Diego, California. The arbitrators shall be knowledgeable in the subject matter at issue in the dispute. The arbitration shall be conducted in accordance with the following time schedule unless otherwise mutually agreed to in writing by the parties: (i) parties to the arbitration proceeding shall each appoint their respective arbitrator within fifteen (15) business days after the date the dispute is submitted to arbitration; (ii) within five (5) business days thereafter, such arbitrators shall appoint the third arbitrator; (iii) within ten (10) business days after the appointment of the third arbitrator, the parties to the arbitration proceeding shall provide all documents, records and supporting information reasonably necessary to resolve the dispute; (iv) within fifteen (15) business days after the date the above records are due, the arbitrators shall hold a hearing; and (v) within fifteen (15) days thereafter, the arbitrators shall render their decision. Each party shall initially bear its own costs and legal fees associated with such arbitration. The prevailing party in any such arbitration shall be entitled to recover from the other party the reasonable attorney's fees, costs and expenses incurred by such prevailing party in connection with such arbitration. The decision of the arbitrator shall be final and binding on the parties. The arbitrator shall prepare and deliver to the parties a written, reasoned opinion conferring its decision. Judgment on the award so rendered may be entered in any court having competent jurisdiction thereof and shall be enforceable under the Federal Arbitration Act.
                                  ARTICLE IV

                              GENERAL PROVISIONS

     4.1  Commercially Reasonable Efforts.  Each party shall use commercially
          -------------------------------
reasonable and diligent efforts to perform its responsibilities under this Agreement.

     4.2  Assignment.  Except as expressly provided hereunder, neither this
          ----------
Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, any such assignment shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

     4.3  Force Majeure.  Neither party shall be held liable or responsible to
          -------------
the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than non-payment) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including, but not limited to, fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

     4.4  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of California, except that no conflict of laws provision shall be applied to make the laws of any other jurisdiction applicable to this Agreement.

     4.5  Waiver.  Except as specifically provided for herein, the waiver from
          ------
time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

     4.6  Severability.  In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.7  Notices.  All notices and other communications provided for hereunder
          -------
shall be in writing and shall be mailed by first-class, registered or certified mail, postage paid, or delivered personally, by overnight delivery service or by facsimile, computer mail or other electronic means, with confirmation of receipt, addressed as follows:

If to Anchor:    Anchor Pacific Underwriters, Inc.    If to Ward:    Ward North America Holding, Inc.
------------     610 W. Ash Street, Suite 1500        ----------     610 W. Ash Street, Suite 1500
                 San Diego, California 92101                         San Diego, California  92101
                 Attn:  Jeffrey S. Ward                              Attn:  Jeffrey S. Ward
                 Telephone:  (619) 557-2777                          Telephone: (619) 557-2777
                 Facsimile:  (619) 557-0408                          Facsimile: (619) 557-0408

Copies to:       Stradling Yocca Carlson & Rauth
---------        660 Newport Center Drive,
                 Suite 1600
                 Newport Beach, CA 92660
                 Attn:  Bruce Feuchter
                 Telephone:  (949) 725-4000
                 Facsimile:  (949) 725-4100

     Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by facsimile, computer mail or other electronic means shall be effective upon confirmation of receipt, notices sent by mail or overnight delivery service shall be effective upon receipt, and notices given personally shall be effective when delivered.

     4.8  Rules of Construction.  The parties hereto agree that they have been
          ---------------------
represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     4.9  Entire Agreement; Amendment.  This Agreement (including the exhibits
          ---------------------------
attached hereto) sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the parties. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

     4.10 Headings.  The captions contained in this Agreement are not a part of
          --------
this Agreement, but are merely guides or labels to assist in locating and reading the several articles hereof.

     4.11 Publicity.  The Parties shall consult with each other before issuing
          ---------
any press release with respect to this Agreement or the transactions contemplated hereby and neither shall issue any such press release or make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld; provided, however, (i) that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law, if it has used reasonable efforts to consult with the other party prior thereto, and (ii) such consent shall be deemed to have been given if the recipient of the press release or public statement fails to respond to the other party within forty-eight (48) hours after the recipient's receipt of such press release or public statement. No such consent of the other party shall be required to release information which has previously been made public.

     4.12 Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.13 Bankruptcy Matters.  All licenses granted under this Agreement are
          ------------------
deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined in Section 101 of such Code. The parties agree that either party may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event that either party elects to retain its rights as a licensee under such Code, such party shall be entitled to complete access to the intellectual property licensed to it hereunder and all embodiments of such intellectual property, but only as necessary for the purposes of exploitation of the licenses granted under this Agreement. Such embodiments of the intellectual property shall be delivered to the other party not later than: (i) the commencement of bankruptcy proceedings against the other party, upon written request, unless such party elects to perform its obligations under the Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the party, upon written request.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officers as of the Effective Date.

WARD NORTH AMERICA HOLDING, INC.             ANCHOR PACIFIC UNDERWRITERS, INC.

/s/ JEFFREY S. WARD                          /s/ JEFFREY S. WARD
________________________________             _________________________________
Signature                                    Signature

JEFFREY S. WARD                              JEFFREY S. WARD
________________________________             _________________________________
Printed Name                                 Printed Name

Chief Executive Officer                      Chief Executive Officer
________________________________             _________________________________
Title                                        Title

                                   EXHIBIT A

                            NOTE PURCHASE AGREEMENT

                                       7